Maxim Group Growth Conference

September 29, 2009

MET PRO CORPORATION

MPR LISTED NYSE

www.met-pro.com

MET PRO CORPORATION

MPR LISTED NYSE

U.S. SECURITIES AND EXCHANGE COMMISSION MCMXXXIV

www.met-pro.com

This presentation includes forward-looking statements which reflect the Company’s current views with respect to future events and financial performance, but involve uncertainties that could significantly impact results. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements.

MET PRO CORPORATION
MPR LISTED NYSE

www.met-pro.com

• Leading niche-oriented global provider of solutions and
 products for product recovery, pollution control, and fluid handling applications

• Diverse, synergistic product offering
• Strong global brand recognition
• Approximately 40% of sales derived from recurring parts
 and consumables sales
Met-Pro: Protecting our environment while serving
business and industry around the world
NYSE: MPR
Company Profile

Investment Highlights

• Green technology
• Strong balance sheet
 – High cash
 – Low debt
• Strong cash flows from operating activities

• High margin business

• Outsourcing minimizes growth constraints and reduces
 risks during down turns

• Experienced Management/Independent Board of Directors

• Dividend paid for 34 consecutive years

Continuous Improvement

• Rolled out lean enterprise program
• Improved manufacturing flexibility
• Efficiency improvements and lower costs
 realized through:
 – Facility/organization consolidations
 – Global sourcing
 – More effective logistics
• Increased global sales coverage

MET PRO CORPORATION

MPR LISTED NYSE

www.met-pro.com

Product Recovery/
Pollution Control
48.3%
Filtration/
Purification
11.5%
Fluid Handling
29.4%
Mefiag
Filtration
10.8%
2009 Sales
$103.4 Million
Businesses

• Expanding
 International
 Sales/Marketing
 Organization to
 capitalize on global
 opportunities

FYE 2009
$26.5 Million
25.7%
International
Sales
74.3%
U.S. Sales
Europe
35.7%
Asia
19.5%
Canada
17.1%
Africa &
Middle East
15.5%
Other
12.2%
International

MET PRO CORPORATION

MPR LISTED NYSE

3M

USS

intel

Exelon

Lilly

Penn University of Pennsylvania

SAMSUNG

BECHTEL

Schering-Plough

Kimberly-Clark

DUPONT

JOHNSON CONTROLS

MOTOR HARLEY-DAVIDSON COMPANY

P&G

Turner

Johnson & Johnson

CATERPILLAR

Chevron

Memorial Sloan-Kettering Cancer Center

BOEING

WM WASTE MANAGEMENT

www.met-pro.com

Customers & Major Markets

• Over 8,000 active customers
 - Well-diversified cross-section
 of industries including
 Fortune 1000 companies
• Major markets include:
 - Pharmaceutical
 - Chemical/petrochemical
 - Food processing
 - Metal finishing
 - Saltwater aquariums
 - Refinery
 - Semiconductor/electronics
 - Municipalities
 - Universities
 - Hospitals/public health
 - Government facilities
No One Customer Accounts for More
 Than 10% of Met-Pro’s Business

MET PRO
CORPORATION

MPR
LISTED
NYSE

www.met-pro.com

Mefiag Filter System
Flex-Kleen Dust Collector
Fybroc FRP Pumps
Strobic Air Patented
Tri-Stack™ Fan
Dean
Metallic Pumps
Sethco
Thermoplastic
Pumps
Keystone
Custom Filter
Cartridges
Duall BIO-PRO™ Bioscrubber
Pristine Water
Treatment
Chemicals
Products from Single Units…

MET PRO CORPORATION

MPR LISTED NYSE

www.met-pro.com

Dean High
Temperature Pumps
Fybroc FRP Pumps
Mefiag Filter Systems
Duall Multi Component
Hot Gas Scrubber System
Flex-Kleen
Dust Collectors
Systems Rotary
Concentrator and
Recuperative
Thermal Oxidizer
Strobic Air Patented
Tri-Stack™ Fans
…to Large, Complex Systems

MET PRO CORPORATION

MPR LISTED NYSE

www.met-pro.com

• Global growth of “green”
 manufacturing processes
 – Reduce costs
 – Reduce energy
 – Improve manufacturing performance
 – Meet increasing regulatory requirements
• Focus on niche markets
 – #1 or #2 player
 – Limited competition
 – International brand recognition
 – Further penetrate niches with other
 Met-Pro products
 – Solutions provider
• MRO, upgrade and retro-fit opportunities
 from expanding installed base
• New markets
 – Geographic expansion
 – New product introductions
 – Acquisitions and/or technology licensing
Growth Drivers

New Products
• Launched the Smart System™ energy-saving
 laboratory exhaust system
• Field tested an advanced control system to
 reduce scrubber chemical consumption
• Upgraded our Bio-Pro™ biological scrubber
 product line
• Introduced nano-technology filtration products
• Completed development of the world’s most
 extensive line of mag-drive “All-FRP” pumps

Strategy

• Capitalize on global niche-oriented growth
 opportunities through:
 – Strong customer focus
 – Geographic expansion
 – New product introductions
 – Accretive acquisitions and/or technology
 licensing
 – Leverage existing relationships to maximize
 penetration of Met-Pro products

Margin Improvement Strategy

• Continue to expand margins through:
 – Pricing power
 – Single source solutions
 – Global sourcing
 – Volume discounts
 – Consolidation
 – Leveraged operating expenses
 – Improved project execution
 – Lean enterprise/continuous improvement

120
100
80
60
40
Millions ($)
$87.7
$93.5
$106.9
$103.4
2006
2007
2008
2009

www.met-pro.com

For FYE 1/31
Net Sales

32.5%
32.1%
34.0%
34.9%
Percentage (%)
0
5
10
15
20
25
30
35
2006
2007
2008
2009

www.met-pro.com

• Improved execution, better product mix leading to widening margins
Gross Margins

MET PRO CORPORATION

MPR LISTED NYSE

Percentage (%)
14
12
10
8
6
11.0%
10.4%
13.6%
2006
2007
2008
2009

www.met-pro.com

For FYE 1/31
13.2%
 (a)
(a) Excludes 3.3% from the sale of real estate in FYE 2008.
Operating Margins

MET PRO CORPORATION

MPR LISTED NYSE

Dollars ($)
0.65
0.60
0.55
0.50
0.45
0.40
0.35
$0.48
$0.46
$0.63
$0.65
2006
2007
2008
2009

www.met-pro.com

For FYE 1/31
 (a)
(a) Excludes $0.15 per share from the sale of real estate in FYE 2008.
Diluted EPS

15.0
12.0
9.0
6.0
3.0
0.0
Millions ($)
2006
2007
2008
2009

www.met-pro.com

For FYE 1/31
$4.4
$3.9
$9.9
$12.1
Met-Pro rewarded shareholders with $11.0 million of share repurchases and dividends in FYE 2009.
Cash Flows from Operating Activities

(a) Includes pension, healthcare and stock option expenses in the first half ended July 31, 2009 and proceeds received from a legal settlement in the first half ended July 31, 2008. On an aggregate basis, these various items amount to $0.05 per share.
2008
33.9%
Gross Margins
Net Sales
Millions ($) (Except EPS)
Cash Flows from Operating Activities
2009
 34.8%
 $40.5
$ 4.2
 $10.1
Diluted EPS
$0.30
 $0.15
(a)
First Half Ended 7/31

$1.99
per share
Total Debt
Total Assets
Shareholders’ Equity
Cash
4.8
104.1
80.1
29.2
Millions ($)
7/31/09
$
$
$
$
Debt to Equity
Ratio = 6.0%
Strong Financial Condition

MET PRO CORPORATION

MPR LISTED NYSE

0.25
0.20
0.15
0.10
0.05
0.00
Dollars ($)
2006
2007
2008
2009
2010

www.met-pro.com

• Third quarter dividend of $0.06 per share paid on September 11, 2009
• A 9.1% increase over the prior year third quarter dividend
• Dividends have been increased for 7 consecutive years
$.178
$.191
$.207
$.230
$.180
Projected
For FYE 1/31
34 Straight Years of Dividends

Over the long-term, we are confident
that Met-Pro Corporation is well positioned
to capitalize on the very powerful
trends toward global environmental
stewardship, energy efficiency,
and process improvement.
Summary

Thank You!

Additional Questions, Please Contact:

Raymond J. De Hont
Chairman, CEO and President

215-723-6751, ext. 200
rdehont@met-pro.com

Gary J. Morgan
Chief Financial Officer

215-723-6751, ext. 204
gmorgan@met-pro.com

www.met-pro.com